UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2013

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number

1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

TECO Finance, Inc. Credit Agreement

On December 17, 2013, TECO Energy, Inc. (“TECO Energy”) and its wholly-owned subsidiary, TECO Finance, Inc. (“TECO Finance”), amended and restated their $200 million bank credit facility, entering into a Fourth Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. as Administrative Agent, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as Joint Lead Arrangers and Joint Bookrunners, Citibank, N.A. and Morgan Stanley Senior Funding, Inc. as Syndication Agents, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, and Royal Bank of Canada as Documentation Agents, and the following lenders: JPMorgan Chase Bank, N.A., Citibank, N.A., Morgan Stanley Bank, N.A., Royal Bank of Canada, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, Fifth Third Bank, an Ohio Banking Corporation, The Bank of Nova Scotia and The Northern Trust Company. Under the amendment, TECO Finance continues to be the Borrower and TECO Energy continues to be the Guarantor. The amendment extends the maturity date of the credit facility from October 25, 2016 to December 17, 2018 (subject to further extension with the consent of each lender) and makes other technical changes. The foregoing description of the amended agreement is qualified in its entirety by reference to the complete text of the agreement, as amended, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Tampa Electric Company Credit Agreement

On December 17, 2013, Tampa Electric Company (“Tampa Electric”) amended and restated its $325 million bank credit facility, entering into a Fourth Amended and Restated Credit Agreement with Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc., as Syndication Agents, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, and Royal Bank of Canada as Documentation Agents, and the following lenders: Citibank, N.A., JPMorgan Chase Bank, N.A., Morgan Stanley Bank, N.A., Royal Bank of Canada, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, Fifth Third Bank, an Ohio Banking Corporation, The Bank of Nova Scotia and The Northern Trust Company. The amendment extends the maturity date of the credit facility from October 25, 2016 to December 17, 2018 (subject to further extension with the consent of each lender) and makes other technical changes. The foregoing description of the amended agreement is qualified in its entirety by reference to the complete text of the agreement, as amended, which is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

TECO Energy, Inc. Credit Agreement to be Assigned to, and Assumed by, New Mexico Gas Company, Inc.

As previously reported, on May 25, 2013, TECO Energy, Inc. entered into an agreement to acquire all of the capital stock of New Mexico Gas Intermediate, Inc. (the “Acquisition”), the parent company of New Mexico Gas Company, Inc. (“NMGC”). In connection with the pending Acquisition, on December 17, 2013, TECO Energy entered into a $125 million bank credit facility, pursuant to which it is the initial party to the Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. as Administrative Agent, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as Joint Lead Arrangers and Joint Bookrunners, Citibank, N.A. and Morgan Stanley Senior Funding, Inc. as Syndication Agents, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, and Royal Bank of Canada as Documentation Agents, and the following lenders: JPMorgan Chase Bank, N.A., Citibank, N.A., Morgan Stanley Bank, N.A., Royal Bank of Canada, SunTrust Bank, The Bank of New York Mellon, Union Bank, N.A., Wells Fargo Bank, National Association, Fifth Third Bank, an Ohio Banking Corporation, The Bank of Nova Scotia and The Northern Trust Company. TECO Energy has no rights or obligations to borrow under the Credit Agreement, which it has entered into solely with the intent of it being assigned to, and assumed by, NMGC upon the closing of the Acquisition. Pursuant to the terms of the Credit Agreement, upon such closing, TECO Energy will designate NMGC as the borrower under the Credit Agreement by delivering to the Administrative Agent a Joinder and Release Agreement duly executed by TECO Energy and NMGC, whereupon and upon the satisfaction of the other conditions precedent set forth in the Credit Agreement, (i) NMGC shall automatically become the borrower for all purposes of the Credit Agreement and the other credit facility documents under the Credit Agreement, and (ii) TECO Energy shall cease to be a party to the Credit Agreement and shall have no further rights or obligations thereunder. The Credit Agreement (i) has a maturity date of December 17, 2018 (subject to further extension with the consent of each lender); (ii) will allow NMGC to borrow funds at a rate equal to the one-month London interbank deposit rate plus a margin; (iii) as an alternative to the above interest rate, will allow NMGC to borrow funds at an interest rate equal to a margin plus the higher of JPMorgan Chase Bank’s prime rate, the federal funds rate plus 50 basis points, or the London interbank deposit rate plus 1.00%; (iv) will allow NMGC to borrow funds on a same-day basis under a Swingline Loan provision, which loans mature on the fourth Banking Day after which any such loans are made and bear interest at an interest rate as agreed by the Borrower and the relevant Swingline Lender prior to the making of any such loans; (v) will allow NMGC to request the lenders to increase their commitments under the credit facility by up to $75 million in the aggregate; and (vi) includes a $40 million letter of credit facility. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed as Exhibit 10.3 to this Report and incorporated herein by reference.

The lenders, agents and other parties to these credit agreements, and their affiliates, have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to TECO Energy or its subsidiaries. The lenders have received, and may in the future receive, customary compensation from TECO Energy or its subsidiaries for such services.

Section 2 – Financial Information

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information in Item 1.01 with respect to the TECO Finance and TECO Energy $200 million Fourth Amended and Restated Credit Agreement dated as of December 17, 2013 and the Tampa Electric $325 million Fourth Amended and Restated Credit Agreement dated as of December 17, 2013 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

10.1	Fourth Amended and Restated Credit Agreement dated as of December 17, 2013, among TECO Finance, Inc., as Borrower, TECO Energy, Inc. as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

10.2	Fourth Amended and Restated Credit Agreement dated as of December 17, 2013, among Tampa Electric Company, as Borrower, Citibank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

10.3	Credit Agreement dated as of December 17, 2013, among TECO Energy, Inc., as Initial Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders and LC Issuing Banks party thereto.

Note: This report contains forward-looking statements, which are subject to the inherent uncertainties in predicting future results and conditions, including statements relating to the pending transaction to acquire New Mexico Gas Company. Actual results may differ materially from those forecasted. The forecasted results are based on the company’s current expectations and assumptions, and the company does not undertake to update that information or any other information contained in this report, except as may be required by law. Factors that could impact actual results include: regulatory actions by federal, state or local authorities, including the required approval by the New Mexico Public Regulation Commission for the acquisition of NMGC; the risk that the transaction to acquire NMGC may not be consummated; unexpected capital needs or unanticipated reductions in cash flow that affect liquidity; the ability to access the capital and credit markets when required, including for the permanent financing for the acquisition of NMGC. Additional information is contained under “Risk Factors” TECO Energy, Inc.’s Annual Report on Form 10-K for the period ended Dec. 31, 2012, and as updated in subsequent filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO ENERGY, INC.
(Registrant)

Date: December 18, 2013	By:	/s/ Sandra W. Callahan
Sandra W. Callahan
Senior Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)
(Principal Financial and Accounting Officer)

TAMPA ELECTRIC COMPANY
(Registrant)

Date: December 18, 2013	By:	/s/ Sandra W. Callahan
Sandra W. Callahan
Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)
(Principal Financial and Accounting Officer)